UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                               Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Stem, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903Stem, Inc.Important Notice Regarding the Availability of Proxy MaterialsStockholders Meeting to be held on June 15, 2022For Stockholders of record as of April 18, 2022This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/STEMTo vote your proxy while visiting this site, you will need the 12 digit control number in the box below.Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/STEMHave the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 03, 2022.To order paper materials, use one of the following methods.INTERNET www.investorelections.com/STEMTELEPHONE (866) 648-8133* E-MAIL paper@investorelections.comWhen requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.Stem, Inc.Meeting Type: Annual Meeting of Stockholders Date: Wednesday, June 15, 2022 Time: 9:00 AM, Pacific TimePlace: Annual Meeting to be held live via the internet—please visit www.proxydocs.com/STEM for more details.You must register to attend the meeting online and/or participate at www.proxydocs.com/STEMSEE REVERSE FOR FULL AGENDA

Stem, Inc.Annual Meeting of StockholdersTHE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.PROPOSAL1. To elect the two director nominees named in the Proxy Statement, to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified;1.01 Laura D’Andrea Tyson1.02 Jane Woodward2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 20223. To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and4. To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.